                                                                    EXHIBIT 3.29

[SEAL]

                           UTAH DEPARTMENT OF COMMERCE
                   DIVISION OF CORPORATIONS & COMMERCIAL CODE
                 160 EAST 300 SOUTH, 2ND FLOOR, S.M. BOX 146705
                          SALT LAKE CITY, UT 84114-6705
                              PHONE: (801) 530-4849
                    TOLL FREE: (877)526-3994 UTAH RESIDENTS
                               FAX: (801) 530-6438
                     WEB SITE: HTTP://WWW.COMMERCE.UTAH.GOV

Registration Number: 2017004-0160                                August 13, 2003
Business Name:       ACS TELEVISION, L.L.C.
Registered Date:     JULY 21, 1995

================================================================================

                                CERTIFIED COPY OF
                                THE ENTIRE FILE

THE UTAH DIVISION OF CORPORATIONS AND COMMERCIAL CODE ("DIVISION") HEREBY CERTIFIES THAT THE ATTACHED IS TRUE, CORRECT, AND COMPLETE COPY OF THE ENTIRE FILE OF

                             ACS TELEVISION, L.L.C.

AS APPEARS OF RECORD IN THE OFFICE OF THE DIVISION.

                             /s/Kathy Berg
[SEAL]                       Kathy Berg
                             Director
                             Division of Corporations and Commercial Code

================================================================================

Dept. of Professional Licensing   Real Estate   Public Utilities   Securities    Consumer Protection
         (801)530-6628           (801)530-6747    (801)530-6651   (801)530-6600      (801)530-6601

                                                              RECEIVED

                                                             JUL 21 1995

                                                         UTAH DIV. OF CORP.
                                                            & COMM. CODE

                            ARTICLES OF ORGANIZATION

                                       OF

                         ALASKAN CHOICE TELEVISION L.C.

         The undersigned persons, acting as members of a limited liability company under the Utah Limited Liability Company Act, adopt the following Articles of Organization for such limited liability company.

                                   ARTICLE I.
                                      NAME

         The name of the limited liability company is Alaskan Choice Television L.C.

                                   ARTICLE II.
                               PERIOD OF DURATION

         The period of duration of the limited liability company shall be from the date these Articles of Organization are duly filed with the Division of Corporations and Commercial Code of the Utah Department of Commerce through and including December 31, 2024.

                                  ARTICLE III.
                                BUSINESS PURPOSE

         The purposes for which the limited liability company is organized are:

                  (a) To engage in the business of wireless cable subscription television in the areas of Fairbanks, Alaska and Anchorage, Alaska; and

                  (b) To engage in any other lawful business activities for which a limited liability company may be organized under the Utah Limited Liability Company Act.

                                   ARTICLE IV.
                     REGISTERED OFFICE AND REGISTERED AGENT

         The street address of the limited liability company's initial registered office is 8287 Top of the World Dr., Salt Lake City, Utah 84121-6031, and the name of the initial registered agent of the limited liability company at such street address is James W Hillyard.

1 - ARTICLES OF ORGANIZATION

                                   ARTICLE V.
            APPOINTMENT OF DIVISION AS AGENT FOR SERVICE OF PROCESS

         The Director of the Division of Corporations and Commercial Code of the Utah Department of Commerce is hereby appointed the agent of the limited liability company for service of process if the agent has resigned, the agent's authority has been revoked, or the agent cannot be found or served with the exercise of reasonable diligence.

                                  ARTICLE VI.
                         NAMES AND ADDRESSES OF MEMBERS

         Management of the limited liability company is reserved to the members. The names and street addresses of such members are as follows:

         Name of Member                       Address
         --------------                       -------
         Vidtek Company L.C.,                 8287 Top of the World Dr.
         a Utah limited liability company     Salt Lake City, Utah 84121-6031

         Goldbelt, Incorporated,              9097 Glacier Highway. Suite 200
         an Alaska corporation                Juneau, Alaska 99801

         Under penalties of perjury, the undersigned members do hereby declare that these Articles of Organization have been examined by the undersigned members and are to the best of the knowledge and belief of the undersigned members, true, correct, and complete.

DATED: July 18, 1995
       --------------
                                         VIDTEK COMPANY L.C

                                         By: /s/ James W. Hillyard
                                             -----------------------------------
                                             James W. Hillyard, Managing Member

                                         GOLDBELT, INCORPORATED

                                         By: /s/ Joseph M. Beedle
                                             -----------------------------------
                                             Joseph M. Beedle, President & CEO

2 - ARTICLES OF ORGANIZATION

                                                   State of Utah
                                               Department of Commerce
                                    Division of Corporations and Commercial Code

                                    I Hereby certify that the foregoing has been filed and approved on the 3 day of Sept 1997. In the office of this Division and hereby issue this Certificate thereof.

                                    Examiner   /s/ BS                Date 9/8/97
                                               ----------------           ------

                                    [SEAL]                  /s/ Korla T. Woods
                                                            --------------------
                                                               KORLA T. WOODS
                                                              Division Director

                           ARTICLES OF AMENDMENT FOR

                         ALASKAN CHOICE TELEVISION L.C.

Paragraph 7, amended change of members:

%Ownership                    MEMBERS
----------                    -------
33 1/3          VIDTEK COMPANY LLC
                8287 Top Of the World Dr.
                Salt Lake City, Utah 84121

33 1/3          GOLDBELT INCORPORATE AN ALASKA CORPORATION
                9097 Glacier HWY Ste 200
                Juneau Ak 99801

33 1/3          ATU COMMUNICATIONS INC. AN ALASKA CORPORATION (new member)
                600 Telephone Avenue MS-5
                Anchorage, AK 99503-6091

                /s/ Thomas C. Edrington
                ------------------------
                Thomas C. Edrington
                President

         Under penalties of perjury, the undersigned member does hereby declare that these Articles of Organization Amendment has been examined by him and are, to the best of his knowledge and belief true, correct, and complete on or as of July 21, 1997.

James W. Hillyard managing member.

         "Member"         /s/ James W. Hillyard
                          ---------------------------------
                          James W. Hillyard managing member

Articles
of Organization amendment  ALASKAN CHOICE TELEVISION                Page 2 of 2

                                             State of Utah
                                         Department of Commerce
                              Division of Corporations and Commercial Code

                              I Hereby certify that the foregoing has been filed and approved on the 3 day of Nov 1999. In the office of this Division and hereby issue this Certificate thereof.

                              Examiner  /s/ BS              Date 11/12/99
                                        ----------------         --------

                              [SEAL]                        /s/ Lorena P. Riffo
                                                            --------------------
                                                              LORENA P. RIFFO
                                                             DIVISION DIRECTOR

                             ARTICLES OF AMENDMENT
                                       OF
                         ALASKAN CHOICE TELEVISION, L.C.

         The undersigned hereby adopts the following Articles of Amendment for Alaskan Choice Television, L.C., a Utah limited liability company.

                                    ARTICLE I

         The Articles of Organization were filed on July 21, 1995, and amended on September 9, 1997.

                                   ARTICLE II

         Article VI of the Articles of Organization, entitled Names and Address of Members, shall be amended. The names and addresses of the current members are as follows:

Name                                   Address                    % Ownership
----                                   -------                    -----------
ATU Communications, Inc.    510 L Street, Suite 500                  66 2/3
An Alaska Corporation       Anchorage, AK 99501

Goldbelt, Inc.              9097 Glacier Highway, Suite 200          33 1/3
An Alaska Corporation       Juneau, AK 99801

DATED this 29th day of October, 1999.

                                             ATU COMMUNICATIONS, INC., an Alaska
                                             corporation, Member

                                             By: /s/ Mike Holmstrom
                                                 -------------------------------
                                             Its: Senior Vice President
                                                  ---------------------

ARTICLES OF AMENDMENT                                                Page 1 of 2
Alaskan Choice Television, L.C.

                                  VERIFICATION

         I, Mike Holmstrom, the Sr. Vice President of ATU COMMUNICATIONS, INC., say on oath or affirm that I have read the foregoing Articles of Organization and believe all statements made in such Articles of Organization are true.

         DATED this 29th day of October, 1999.

                                            /s/ Mike Holmstrom
                                            ------------------------------------
                                            ------------------

         SUBSCRIBED AND SWORN TO before me this 29th day of October, 1999.

                                            /s/ Julie L. Aune
                                            ------------------------------------
                                            Notary Public in and for Alaska
                                            My commission expires: 1/31/2001
                                                                   ---------

                                                JULIE L. AUNE, NOTARY PUBLIC
                                                       STATE OF ALASKA
                                            MY COMMISSION EXPIRES: JAN. 31, 2001

ARTICLES OF AMENDMENT                                                Page 2 of 2
Alaskan Choice Television, L.C.

Name of Business Organization: Alaskan Choice Television. L.C. File #: LC009195
                               -------------------------------         --------
Type of Business Organization (Circle One): Corporation, Limited Partnership,
                                            Limited Liability Partnership,
                                            Limited Liability Company, or DBA.

Old Registered Agent:  James W. Hillyard
                       -----------------

Old Registered Address: 8287 Top of the World Drive, Salt Lake City, Utah
                        -------------------------------------------------
                        84121-6031
                        ----------

New Registered Agent: P. Christian Anderson
                      ---------------------

New Registered Office Street Address: Snell & Wilmer L.L.P., 111 East
                                      -------------------------------
                                      Broadway, Suite 900, Salt Lake City Utah
                                      ----------------------------------------
                                      84111.
                                      ------

The above changes were authorized by resolution of the governing board as required of our business organization by state law. We declare that this information is, to the best of our knowledge and belief, true, correct and complete.

/s/ P. Christian Anderson             /s/ Donn T. Wonnell
-------------------------             ------------------------------------------
P. CHRISTIAN ANDERSON                 DONN T. WONNELL, EXECUTIVE VICE PRESIDENT,
Signature of NEW Registered Agent     GENERAL COUNSEL AND SECRETARY OF ATU
                                      COMMUNICATIONS, INC., MEMBER OF ALASKAN
                                      CHOICE TELEVISION, L.C.
                                      Signature of authorized Corporate Officer,
                                      General Partner, Member or Applicant



                                        RECEIVED
                                        NOV-4 1999
                                        Utah Div. of Corp. &
                                             Comm. Code

                                                              [SEAL]

                                                             RECEIVED

                                                            JUL 25 1997

                                                   Utah Div. of Corp. Comm. Code

                                 STATE OF UTAH
                             DEPARTMENT OF COMMERCE
                  DIVISION OF CORPORATIONS AND COMMERCIAL CODE
                             PHONE: (801) 530-4849

                      LIMITED LIABILITY COMPANY ANNUAL REPORT

The following information is on file in this office. Pursuant to Utah Law, all Limited Liability Companies must file their annual reports and corrections within the month of their anniversary date. Failure to do so will result in Delinquency, Suspension, then Revocation or Involuntary Dissolution of the Limited Liability Company registration.

COMPANY NAME, REGISTERED AGENT, REGISTERED OFFICE, CITY, STATE & ZIP            MAKE ALL CORRECTIONS IN THIS COLUMN

COMPANY # 009195                                                                ___________________________/________________________
     7/21/95                                                                    (Print New Agent Name)         NEW AGENT MUST SIGN

1.   ALASKAN CHOICE TELEVISION L.C.

2.   JAMES W HILLYARD                                                           ____________________________________________________
                                                                                NEW REGISTERED STREET ADDRESS REQUIRED
3.   8287 TOP OF THE WORLD DR

4.   SALT LAKE CITY UT 84121-6031                                                                       UTAH
                                                                                ____________________________________________________
                                                                                (New City)   REGISTERED AGENT MUST BE IN UTAH  (Zip)

WHEN CHANGING THE REGISTERED AGENT, THE NEW AGENT MUST SIGN - BOTH AGENT & ADDRESS CHANGES REQUIRE AN AUTHORIZED SIGNATURE ON
LINE 17

5.   ORGANIZED IN THE STATE AND UNDER THE LAWS OF: UTAH

6.   ADDRESS OF THE PRINCIPAL OFFICE IN THE HOME STATE.                         ____________________________________________________
                                                                                (Street Address)

                                                                                ____________________________________________________
                                                                                (City)            (State or Country)           (Zip)

-                TO CHANGE MANAGERS OR THEIR ADDRESS, ARTICLES OF AMENDMENT OR APPLICATION TO AMEND THE CERTIFICATE
                                                   OF REGISTRATION MUST BE FILED.

     MANAGERS

7.   MANAGER

     ADDRESS

     CITY, STATE & ZIP

8.   MANAGER

     ADDRESS

     CITY, STATE & ZIP

9.   MANAGER

     ADDRESS

     CITY, STATE & ZIP

10.  MANAGER

     ADDRESS

     CITY, STATE & ZIP

-               ONE (1) MEMBER REQUIRED AT ALL TIMES ON A DOMESTIC LIMITED LIABILITY COMPANY. AMENDMENTS REQUIRED TO
                       CHANGE A MEMBER OR ADDRESS IF THE LIMITED LIABILITY COMPANY IS MANAGED BY ITS MEMBERS.
     MEMBERS

11.  MEMBER               JAMES W HILLYARD

     ADDRESS              8287 TOP OF THE WORLD DR

     CITY, STATE & ZIP    SALT LAKE CITY UT 84121

12.  MEMBER               GOLDBELT INCORPORATE AN ALASKA CORPORATION

     ADDRESS              9097 GLACIER HWY STE 200

     CITY, STATE & ZIP    JUNEAU AK 99801

13.  MEMBER

     ADDRESS

     CITY, STATE &  ZIP

14.  MEMBER

     ADDRESS

     CITY, STATE & ZIP

15.  MEMBER

     ADDRESS

     CITY, STATE & ZIP

16.  MEMBER

     ADDRESS

     CITY, STATE & ZIP

-             CHANGES IN MANAGERS OR MEMBERS WITH MANAGEMENT AUTHORITY ON THIS FORM MUST BE ACCOMPANIED BY ARTICLES OF
                         AMENDMENT OR APPLICATION TO AMEND THE CERTIFICATE OF AUTHORITY, WHICH REQUIRES AN
                                                  ADDITIONAL FILING FEE OF $35.00.

Under penalties of perjury and as an authorized signer, I declare that this     17.    BY James W. Hillyard
annual report and, if applicable, the statement change of registered office               ------------------------------------------
and/or agent, has been examined by me and is, to the best of my knowledge and             MUST BE SIGNED BY A MANAGER OR MEMBER WITH
belief, true, correct, and complete.                                                      MANAGEMENT AUTHORITY

                                                                                18.    7/21/1997
                                                                                       ---------------------------------------------
                                                                                       (Date)


 IF THERE ARE NO CHANGES FROM THE PREVIOUS YEAR, AND YOU HAVE ALL REQUIREMENTS
                     FILLED, YOU MAY THEN DETACH THE COUPON

                                                    State of Utah
                                               Department of Commerce
                                    Division of Corporations and Commercial Code

                                    I Hereby certify that the foregoing has been filed and approved on this 11 day of April 2000. In the office of this Division and hereby issue this Certificate thereof.

                                    Examiner  /s/ [ILLEGIBLE]  Date [ILLEGIBLE]
                                              ----------------

[SEAL]                                                        /s/ [ILLEGIBLE]
                                                            --------------------
                                                                 [ILLEGIBLE]

                          CERTIFICATE OF AMENDMENT TO
                           ARTICLES OF ORGANIZATION OF
                        ALASKAN CHOICE TELEVISION, L.C.
                                      WHICH
                         IS HEREBY CHANGING ITS NAME TO
                             ACS TELEVISION, L.L.C.
                                    7/21/95

         THIS CERTIFICATE OF AMENDMENT TO ARTICLES OF ORGANIZATION is adopted to amend certain provisions of the Articles of Organization of Alaskan Choice Television, L.C. (the "Company") originally filed with the Utah Department of Commerce, Division of Corporations and Commercial Code on June 21, 1995, and amended on September 9, 1997 and October 29, 1999. Consistent with this purpose and pursuant to Utah Limited Liability Company Act, the members hereby amend the Company's Articles of Organization as follows:

First:   The name of the limited liability company is ACS Television, L.L.C.

Second: Article I of the Articles of Organization is hereby amended in its entirety to read as follows:

                                   ARTICLE I.
                                      NAME

         The name of the limited liability company is ACS Television, L.L.C.

Third: Article V of the Articles of Organization is hereby amended in its entirety to read as follows:

                                   ARTICLE IV.
                     REGISTERED OFFICE AND REGISTERED AGENT

         The street address of the limited liability company's registered office is 15 W. South Temple, Salt Lake City, Utah 84101, and the name of the registered agent of the limited liability company at such address is P. Christian Anderson.

Fourth: Article VI of the Articles of Organization is hereby amended in its entirety to read as follows:

                                   ARTICLE VI.
                        NAMES AND ADDRESSES OF MEMBERS.

         Management of the limited liability company is reserved to its members. The name and street address of the sole member is as follows:

                                                    Date:             04/11/2000
                                                    Receipt Number:   10717
                                                    Amount Paid:      $35.00

Name                           Address                       %Ownership
----                           -------                       ----------
ATU Communications, Inc.,      510 L Street, Suite 500           100%
an Alaska corporation          Anchorage, Alaska 99501

         IN WITNESS WHEREOF, the foregoing Certificate of Amendment to Articles of Organization for Alaskan Choice Television, L.C. whereby Alaskan Choice Television, L.C. is changing its name to ACS Television, L.L.C. is, to the best of the knowledge of the undersigned, true, correct and complete.

DATED this 3rd day of April, 2000

                                                ATU COMMUNICATIONS, INC.,
                                                An Alaska corporation, Member

                                                /s/ Mike Holmstrom
                                                --------------------------------
                                                By:  Mike Holmstrom
                                                Its: Senior Vice President